UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 16, 2010

DIGUANG INTERNATIONAL DEVELOPMENT CO., LTD.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33112	22-3774845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23rd Floor, Building A, Galaxy Century Building
3069 Caitan Road
Futian District, Shenzhen, 518026
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 755 2655-3152
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On August 16, 2010, Diguang International Development Co., Ltd. (the “Company”) issued a press release announcing its results for the second quarter of 2010.  The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of Diguang International Development Co., Ltd., dated 16, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diguang International Development Co., Ltd.

Date: August 17, 2010	By:	/s/ Song Yi
Song Yi
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press release, dated 16, 2010

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